Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Avista Acquisition Corp.

Address of Joint Filer:	65 East 55th Street
18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Acquisition Corp.

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Attorney-in-Fact

3/16/2020
Date

Joint Filer Information

Name of Joint Filer:	Avista Acquisition, LLC

Address of Joint Filer:	65 East 55th Street
18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Acquisition, LLC

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Attorney-in-Fact

3/16/2020
Date

Joint Filer Information

Name of Joint Filer:	Avista Capital Partners IV, L.P.

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required
To be Reported:	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Partners IV, L.P.
By: Avista Capital Partners IV GP, L.P.
By: Avista Capital Managing Member IV, LLC, its general partner

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Authorized Signatory

3/16/2020
Date

Joint Filer Information

Name of Joint Filer:	Avista Capital Partners (Offshore) IV, L.P.

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required
To be Reported:	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Partners (Offshore) IV, L.P.
By: Avista Capital Partners IV GP, L.P.
By: Avista Capital Managing Member IV, LLC, its general partner

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Authorized Signatory

3/16/2020
Date

Joint Filer Information

Name of Joint Filer:	Avista Capital Partners IV GP, L.P.

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required
To be Reported:	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Partners IV GP, L.P.
By: Avista Capital Managing Member IV, LLC, its general partner

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Authorized Signatory

3/16/2020
Date

Joint Filer Information

Name of Joint Filer:	Avista Capital Managing Member IV, LLC

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required
To be Reported:	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

Avista Capital Managing Member IV, LLC

/s/ Benjamin Silbert
Name: Benjamin Silbert
Title: Authorized Signatory

3/16/2020
Date

Name of Joint Filer:	Thompson Dean

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required
To be Reported:	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

/s/ Benjamin Silbert
Benjamin Silbert, as attorney-in-fact for
Thompson Dean

3/16/2020
Date

Name of Joint Filer:	David Burgstahler

Address of Joint Filer:	c/o Avista Capital Partners
65 East 55th Street, 18th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Director

Issuer Name and Ticker or Trading Symbol:	Organogenesis Holdings Inc. [ORGO]

Date of Earliest Transaction Required
To be Reported:	3/12/2020

Designated Filer:	Avista Capital Managing Member IV, LLC

Signature:

/s/ Benjamin Silbert
Benjamin Silbert, as attorney-in-fact for
David Burgstahler

3/16/2020
Date